     As filed with the Securities and Exchange Commission on August 21, 1998
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 18, 1998


                        ERP OPERATING LIMITED PARTNERSHIP
               (Exact Name of Registrant as Specified in Charter)


         Illinois                           0-24920             36-3894853
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



  Two North Riverside Plaza, Suite 400
          Chicago, Illinois                                     60606
(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (312) 474-1300

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits


          Exhibit
           Number              Exhibit
           ------              -------

             1 Form of Terms Agreement dated August 18, 1998 which is being filed pursuant to Regulation S-K,
                              Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no.
                              333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the Form of Terms
                              Agreement incorporates the terms and provisions of the Purchase Agreement dated December 13, 1994, as amended, among Merrill Lynch & Co., Merrill Lynch,
                              Pierce, Fenner & Smith Incorporated and ERP
                              Operating Limited Partnership, the form of which was previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 333- 84892 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto and, as this Form 8-K filing is incorporated by reference in registration statement no. 333-45557, such Purchase Agreement terms are set forth in full in such registration statement.

            1.2 Remarketing Agreement dated August 21, 1998, between Merrill Lynch & Co., Merrill Lynch,
                              Pierce, Fenner & Smith Incorporated and ERP
                              Operating Limited Partnership, together with the Form of Remarketing Underwriting Agreement attached as Exhibit A thereto.

             5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ERP OPERATING LIMITED PARTNERSHIP

                                       By:      EQUITY RESIDENTIAL PROPERTIES
                                                TRUST, its general partner

Date:             August 21, 1998      By:      /s/ David J. Neithercut
                                                -----------------------------
                                                David J. Neithercut
                                                Executive Vice President and
                                                Chief Financial Officer


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